Exhibit No. 99

                                                                                                                 -----------
                                            CMO WFMBS 04H 1A1                                                    | Goldman |
                                         Scenario Report (Intex)                                                 | Sachs   |
                                                                                                                 |         |
                                                                                                                 |         |
                                                                                                                 -----------
                                                                          Generated: 05/17/2004 13:52:24         Page 1 of 1
============================================================================================================================
CUSIP                         Monthly           As of       05/04       Pricing       5/14/04    Original   223,358,000.00
Description:      WAC Bond, Senior                                      Settle        5/26/04    Balance    223,358,000.00
Coupon:           4.540%                                                Next Proj     6/25/04    Factor         1.00000000
Collateral:       Cpn 4.54   WAC 4.80   WAM 359   WALA 1                Stated Final   0/0/00    Delay                  24
Historical CPR's: 5/04=   4/04=   3/04=   3mo=   6mo=   12mo=   SI=
Curve:            3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=


                     Input        Output           CPR           CPR           CPR           CPR           CPR
               -----------   -----------   -----------   -----------   -----------   -----------   -----------
                    PREPAY                  25/82, 100    20/82, 100    15/82, 100    10/82, 100     5/82, 100
                    01YCMT         1.840            +0            +0            +0            +0            +0
                   Cleanup                          NO            NO            NO            NO            NO
                                 Av Life         2.931         3.435         4.040         4.776         5.671
                     Price        Window     6/04-4/11     6/04-4/11     6/04-4/11     6/04-4/11     6/04-4/11

                     98-04         Yield         5.200         5.114         5.039         4.972         4.914
                             Int Spr (I)       208/2.9       179/3.4       149/4.0       114/4.8        88/5.7
                             Lib Int Spr       165/2.9       131/3.4        96/4.0        64/4.8        32/5.7
                                 Sta Spr         161.5         136.2         112.3          89.7          68.4









--------------------------------------------------------------------------------
The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The Information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.